UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 8, 2021

ELECTRONIC ARTS INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-17948	94-2838567
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 Redwood Shores Parkway, Redwood City, California	94065-1175
(Address of Principal Executive Offices)	(Zip Code)

(650) 628-1500

(Registrant’s Telephone Number, Including Area Code)

Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	EA	NASDAQ Global Select Market

Item 1.01	Entry into a Material Definitive Agreement.

On February 8, 2021, Electronic Arts Inc. (“Electronic Arts” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Giants Acquisition Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”) and Glu Mobile Inc., a Delaware corporation (“Glu”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions therein, Merger Sub will merge with and into Glu (the “Merger”), with Glu surviving the Merger and continuing as a wholly owned subsidiary of the Company.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each outstanding share of Glu common stock, par value $0.0001 per share, of Glu (collectively, the “Glu Shares”) (other than (i) Glu Shares owned directly or indirectly by the Company, Glu, Merger Sub or any of their respective subsidiaries immediately prior to the Effective Time and (ii) Glu Shares owned by a holder who has properly demanded appraisal under Delaware law) will be automatically converted into the right to receive $12.50 in cash, without interest (the “Merger Consideration”) and less any applicable withholding taxes, which represents an equity value of $2.4 billion, and a total enterprise value of $2.1 billion including Glu’s net cash of $364 million.

Under the terms of the Merger Agreement, the completion of the Merger is subject to certain customary closing conditions, including, among others: (i) the approval of the Merger and adoption of the Merger Agreement by the affirmative vote of the holders of at least a majority of the outstanding Glu Shares entitled to vote thereon in favor of the adoption of the Merger Agreement and to approve the Merger; (ii) the accuracy of the parties’ respective representations and warranties in the Merger Agreement, subject to specified materiality qualifications; (iii) compliance by the parties with their respective covenants in the Merger Agreement in all material respects; (iv) the absence of any law or order restraining, enjoining, or otherwise prohibiting the consummation of the Merger; (v) the expiration of the waiting period applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and receipt of Austrian antitrust approval; and (vi) the absence of a material adverse effect (as defined in the Merger Agreement) with respect to Glu on or after the date of the Merger Agreement that is continuing as of immediately prior to the Effective Time.

The Merger Agreement and the consummation of the transactions contemplated thereby have been unanimously approved by the Glu board of directors, and the Glu board of directors has resolved to recommend to the stockholders of Glu to adopt the Merger Agreement, subject to its terms and conditions.

The Merger Agreement provides that, at the Effective Time, (i) each outstanding vested and unexercised option relating to Glu Shares will be cancelled and converted into the right to receive an amount in cash, without interest and less any applicable withholding taxes, equal to the product of the number of Glu Shares subject to such vested option multiplied by the excess, if any, of the Merger Consideration over the applicable per share exercise price of such option, (ii) each outstanding vested and unsettled restricted stock unit relating to Glu Shares will be cancelled and converted into the right to receive an amount in cash, without interest and less any applicable withholding taxes, equal to the Merger Consideration in respect of each Glu Share covered by such restricted stock unit, and (iii) all outstanding unvested options and unvested restricted stock units relating to Glu Shares will be assumed by the Company and converted into corresponding awards relating to a number of shares of common stock, par value $0.01 per share, of the Company in accordance with the formula in the Merger Agreement, with substantially identical terms and conditions as were applicable to the corresponding Glu awards immediately prior to the Effective Time, except as such terms and conditions are modified by the Merger Agreement. For each outstanding and unvested option or unvested restricted stock unit granted with performance-based metrics under any of the Glu equity plans for which the performance period has not been completed as of the Effective Time, the applicable performance metrics of such option or restricted stock unit will, as of immediately prior to the Effective Time, be deemed achieved at “target” (or such other criteria as are set forth in the Merger Agreement) and will be converted to a time-based vesting schedule that corresponds to each performance period.

The Merger Agreement contains customary representations, warranties and covenants made by each of the Company, Merger Sub and Glu, including, among others, covenants by Glu regarding the conduct of its business during the pendency of the transactions contemplated by the Merger Agreement, public disclosures and other matters. Glu, its subsidiaries and its and their respective representatives are required, among other things, not to solicit alternative acquisition proposals and, subject to certain exceptions, not to engage in discussions or negotiations regarding an alternative acquisition proposals.

Both the Company and Glu may terminate the Merger Agreement under certain specified circumstances, including (i) if the Merger is not consummated by August 7, 2021, subject to an extension of up to 3 months in order to obtain required regulatory approval, (ii) if the approval of the Glu stockholders is not obtained and (iii) if Glu’s board (or a duly authorized committee thereof) changes its recommendation with respect to the proposed transaction or enters into an alternative acquisition agreement for a Superior Proposal (as defined in the Merger Agreement). In certain circumstances in connection with the termination of the Merger Agreement, including if the Glu board of directors (or a duly authorized committee thereof) changes or withdraws its recommendation of the Merger to its stockholders or terminates the Merger Agreement to enter into an alternative acquisition agreement with respect to a Superior Proposal, Glu will be required to pay the Company a termination fee of $78.9 million in cash.

The foregoing description of the Merger Agreement does not purport to be complete and is subject to and qualified in its entirety by the text of the Merger Agreement, which is attached as Exhibit 2.1 hereto and is incorporated by reference herein.

The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Merger Sub or Glu. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure letters provided by Glu to the Company in connection with the signing of the Merger Agreement or in filings of the parties with the United States Securities and Exchange Commission (the “SEC”). This confidential disclosure letter contains information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Merger Agreement. Moreover, the representations and warranties in the Merger Agreement were used for the purposes of allocating risk between the Company and Glu rather than establishing matters of fact. Accordingly, the representations and warranties in the Merger Agreement should not be relied on as characterization of the actual state of facts about the Company, Merger Sub or Glu.

Voting and Support Agreement

Concurrently with the execution of the Merger Agreement, Red River Investment Limited, a British Virgin Islands company (“Stockholder”), entered into a Voting and Support Agreement with the Company and Merger Sub (the “Voting and Support Agreement”), pursuant to which, among other things, and subject to the terms and conditions of the Voting and Support Agreement, Stockholder agreed to vote all 21,000,000 Glu Shares owned by Stockholder, which in the aggregate represents approximately 12.1% of the voting power of Glu’s capital stock, (i) in favor of the adoption of the Merger Agreement and (ii) against any other proposal, action or agreement that could reasonably be expected to impede, interfere with, delay, postpone or adversely affect the Merger or any of the other transactions contemplated by the Merger Agreement in any material respect. The Voting and Support Agreement terminates upon certain events, including (a) a Change of Board Recommendation (as defined in the Merger Agreement) in response to Superior Proposal (as defined in the Merger Agreement) effected pursuant to the Merger Agreement or (b) the termination of the Merger Agreement in accordance with its terms.

The Voting and Support Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or Stockholder. Moreover, the representations and warranties in the Voting and Support Agreement were used for the purposes of allocating risk between the Company and Stockholder rather than establishing matters of fact. Accordingly, the representations and warranties in the Voting and Support Agreement should not be relied on as characterization of the actual state of facts about the Company or Stockholder.

The foregoing description of the Voting and Support Agreement does not purport to be complete and is subject to and qualified in its entirety by the text of the Voting and Support Agreement, which is attached as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

The information contained below in Item 8.01 with respect to the Merger is hereby incorporated by reference into this Item 7.01.

Item 8.01	Other Events.

On February 8, 2021, the Company issued a press release announcing the terms of the Merger Agreement and provided supplemental information regarding the Merger in a presentation to analysts and investors. The press release and the investor presentation are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of February 8, 2021, by and among Electronic Arts Inc., Giants Acquisition Sub, Inc. and Glu Mobile Inc.

10.1	Voting and Support Agreement, dated as of February 8, 2021, by and among Electronic Arts Inc., Giants Acquisition Sub, Inc. and Red River Investment Limited.

99.1	Press Release, dated as of February 8, 2021.

99.2	Investor Presentation, dated as of February 8, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any omitted schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

Forward-Looking Statements

This Current Report on Form 8-K may contain statements, other than statements of current or historical fact, that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements with respect to the proposed merger of a wholly owned subsidiary of Electronic Arts with and into Glu on the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of February 8, 2021 to which Electronic Arts and Glu are party (the “Merger Agreement”), and the benefits and the anticipated timing of the proposed transaction. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “expect,” “intend,” “estimate,” “project,” “forecast,” “plan,” “predict,” “seek,” “goal,” “will,” “may,” “likely,” “should,” “could,” and similar expressions or expressions of the negative of these terms. These forward-looking statements are not guarantees of future performance and reflect management’s current expectations. Our actual results could differ materially from those discussed in the forward-looking statements. Some of the factors which could cause Electronic Arts’ results to differ materially from its expectations include the following: the impact of the announcement of the merger on Electronic Arts’ and Glu’s business and operating results, including the effect of the announcement of the merger on the ability of Electronic Arts or Glu to retain and hire key personnel and maintain relationships with players, partners and others with whom Electronic Arts or Glu do business; the occurrence of any circumstance or any other events that could give rise to the termination of the proposed transaction, or the failure to obtain Glu’s stockholder approval or failure to satisfy any other conditions precedent to consummate the proposed transaction, including the receipt of all necessary regulatory approvals on a timely basis or at all; Electronic Arts’ ability to successfully integrate Glu’s operations and employees; risks that the merger disrupts current ongoing business operations; risks of litigation and/or regulatory actions related to the merger; the impact of the COVID-19 pandemic; Electronic Arts’ ability to realize the anticipated benefits of acquisitions; and other factors described in Part II, Item 1A of Electronic Arts’ or Glu’s latest Quarterly Report on Form 10-Q under the heading “Risk Factors,” as well as in other documents we or Glu have filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended March 31, 2020 and Glu’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019. These forward-looking statements are current as of the date hereof. Neither Electronic Arts nor Glu assumes any obligation to revise or update any forward-looking statement for any reason, except as required by law.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Glu by Electronic Arts. In connection with the proposed merger, Glu intends to file with the SEC a proxy statement regarding the proposed transaction and mail or otherwise provide a proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. Each of Electronic Arts and Glu may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement or any other document that Electronic Arts or Glu may file with the SEC. The definitive proxy statement/prospectus (if and when available) will be mailed to stockholders of Glu. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the proxy statement (if and when available) and other documents containing important information about Electronic Arts, Glu and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Electronic Arts will be available free of charge on Electronic Arts’ website at ir.ea.com or by contacting Electronic Arts’ Investor Relations department at ir@ea.com. Copies of the documents filed with the SEC by Glu will be available free of charge on Glu’s website at www.glu.com/investors or by contacting Bob Jones / Taylor Krafchik, Ellipsis, at IR@glu.com.

Certain Information Regarding Participants in the Solicitation

Electronic Arts and Glu and certain of their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. You can find information about the directors and executive officers of Electronic Arts, including a description of their direct or indirect interests (by security holdings or otherwise), in its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on June 19, 2020, and Electronic Arts’ Annual Report on Form 10-K for the fiscal year ended March 31, 2020, which was filed with the SEC on May 20, 2020, and on its website at ir.ea.com. You can find information about the directors and executive officers of Glu, including a description of their direct or indirect interests (by security holdings or otherwise), in its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on April 28, 2020, and in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on February 28, 2020, and on its website at www.glu.com/investors. Other information regarding the potential participants will be included in the proxy statement and other relevant documents filed with the SEC if and when they become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Electronic Arts or Glu using the sources indicated above.

INDEX TO EXHIBITS

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of February 8, 2021, by and among Electronic Arts Inc., Giants Acquisition Sub, Inc. and Glu Mobile Inc.

10.1	Voting and Support Agreement, dated as of February 8, 2021, by and among Electronic Arts Inc., Giants Acquisition Sub, Inc. and Red River Investment Limited.

99.1	Press Release, dated as of February 8, 2021.

99.2	Investor Presentation, dated as of February 8, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any omitted schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC ARTS INC.

Dated: February 8, 2021	By:	/s/ Jacob J. Schatz
Jacob J. Schatz
Executive Vice President, General Counsel and Corporate Secretary